COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7: COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal contingencies:

From time to time, the Company becomes involved in legal proceedings or is subject to claims arising in its ordinary course of business. Such matters are generally subject to many uncertainties and outcomes are not predictable with assurance. The Company accrues for contingencies when the loss is probable and it can reasonably estimate the amount of any such loss.

In 2022, a former employee filed a putative class action in the Superior Court for the City and County of San Francisco, based on claims that she was misclassified as an exempt employee and that the Company failed to properly reimburse for business expenses, failed to pay the proper rate of pay for paid sick leave, and other claims related to the payment of commissions and derivative of the misclassification claim and subsequently added related claims under California’s Private Attorneys General Act (the “California Lawsuit”). The California Lawsuit seeks monetary and non-monetary damages, including punitive damages, penalties, interest, and attorneys’ fees on behalf of plaintiff and others similarly situated. In 2023, the Company received an attorney demand letter, threatening similar claims on behalf of an unidentified New York-based “inside salesperson” and other similarly-situated employees (the “New York Claim”). The Company denies the allegations in the California Lawsuit and the New York Claim and believes them to be without merit. However, solely in order to avoid the costs and inconvenience of litigation as well as the uncertainty inherent in any complex litigation, the Company has reached agreements in principle to resolve the two matters for a total of $2,950 subject to court approval. The Company accrued a sufficient amount for the estimated settlement and related costs in its general and administrative expenses for the year ended December 31, 2023.

b.	Non-cancellable material commitments:

In the normal course of business, the Company enters into non-cancelable purchase commitments with various parties mainly for hosting `services, as well as software products and services. As of December 31, 2023, the Company had outstanding non-cancelable purchase obligations with a term of 12 months or longer as follows:

December 31, 2023
Years ending December 31,
2024	$13,963
2025	14,506
2026	12,848
2027	9,161
2028	2,318
Total	$52,796

c.	Pledges and bank guarantees:

As of December 31, 2023, The Company and its subsidiaries holds pledged bank deposits of $170 and obtained bank guarantees of $1,559, in connection with office lease agreements.

d.	Revolving Credit Facility:

In August 2021, the Company entered into a loan and security agreement with Silicon Valley Bank (SVB) which provides for the Revolving Credit Facility. The Company may borrow, repay and re-borrow funds under the Revolving Credit Facility up to the amount of $50,000 for a period of three years. Interest on borrowings under the revolving credit facility accrues as the greater of the Prime Rate or 3.25%. Pursuant to the terms of the Revolving Credit Facility, the Company are also required to pay an yearly fixed fee of $20 for the availability of this facility. Upon utilization of this credit facility certain covenants may apply according to the Revolving Credit Facility agreement. The Revolving Credit Facility is secured by a fixed and floating first priority blanket lien on all assets of the company as well as a negative pledge on our intellectual property. As of December 31, 2023 this facility remained unutilized and will expire in August 2024.